UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

OWENS & MINOR, INC.

(Exact name of Registrant as specified in charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

10900 Nuckols Road, Suite 400 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip code)

Post Office Box 27626, Richmond, Virginia	23261-7626
(Mailing address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 26, 2025, Owens & Minor, Inc. (the “Company”) announced that it intends to offer and sell $600,000,000 aggregate principal amount of Senior Secured Notes due 2030 (the “Notes”) in a private offering (the “Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being conducted in connection with the financing of the Company’s previously announced proposed acquisition (the “Acquisition”) of Rotech Healthcare Holdings Inc. (“Rotech”). A copy of the press release announcing the Offering is furnished hereto as Exhibit 99.1.

The Company is providing certain information in this current report on Form 8-K (this “Current Report”) with respect to Rotech and the Acquisition.

The Notes are being offered only to persons reasonably believed to be “qualified institutional buyers,” as defined in and in accordance with Rule 144A under the Securities Act, and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. Accordingly, the Notes and the related guarantees will not be registered under the Securities Act or the securities laws of any other jurisdiction and the Notes and the related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

In connection with the Offering, the Company distributed the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Rotech Healthcare Inc., a wholly owned subsidiary of Rotech (“RHI”) to potential investors, which is furnished hereto as Exhibit 99.2.

Unless the Acquisition is consummated concurrently with or promptly following the closing of the Offering, the Company will deposit the gross proceeds from the Offering into a segregated escrow account until the date that certain escrow release conditions, including the consummation of the Acquisition, have been satisfied. The consummation of the Acquisition is subject to customary closing conditions. Upon the closing of the Offering or, if applicable, upon satisfaction of the escrow conditions, the Company intends to use the net proceeds of the Offering, together with cash on hand and expected borrowings under a new senior secured incremental term loan B facility to finance the consummation of the Acquisition and the other transactions contemplated by the merger agreement, including the repayment of Rotech debt and to pay Acquisition related fees and expenses. Any remaining net proceeds will be used for working capital and general corporate purposes.

This Current Report is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Offering is not conditioned on the consummation of the Acquisition, which, if consummated, may occur subsequent to the closing of the Offering. This Current Report does not constitute a notice of repayment of outstanding indebtedness of Rotech. The terms and conditions of the new senior secured incremental term loan B facility have not been finalized and are therefore subject to change. The completion of the Offering is not conditioned upon our entering into the new senior secured incremental term loan B facility, and our entering into the new senior secured incremental term loan B facility is not conditioned upon the completion of the Offering.

The information included in this Current Report under this Item 7.01 (including Exhibits 99.1 and 99.2), is being furnished to the U.S. Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01.	Other Events.

Included in this Current Report are (i) risk factors relating to the business of Rotech (Exhibit 99.3), (ii) a description and overview of Rotech’s business (Exhibit 99.4), (iii) unaudited pro forma condensed combined financial information of the Company giving effect to the Acquisition (the “Pro Forma Financial Information”), which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2024 and the unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 2024, and the notes related thereto (Exhibit 99.5), and (iv) the audited consolidated financial statements of RHI as of and for each of the years ended December 31, 2024 and 2023 and the notes related thereto and the related reports of RSM US LLP (“RSM”), RHI’s independent auditors (Exhibit 99.6).

Also included in this Current Report is the consent of RSM, consenting to the incorporation by reference in certain of the Company’s registration statements of its report included in Exhibit 99.6 (Exhibit 23.1).

The Pro Forma Financial Information included in this Current Report has been presented for informational purposes only and does not purport to indicate the results that actually would have been obtained had the Acquisition been completed on the assumed dates or for the periods presented, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the Acquisition.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Company’s expectations regarding the proposed Acquisition and the future performance and financial results of the Company’s business and other non-historical statements. Some of these statements can be identified by terms and phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words, including statements relating to the Acquisition, the Offering and the related financing for the Acquisition. The Company cautions readers of this communication that such “forward looking statements,” wherever they occur in this Current Report or in other statements attributable to the Company, are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward-looking statements.”

Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed Acquisition due to the failure to satisfy other conditions to completion of the proposed Acquisition, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed Acquisition; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Acquisition; the effect of the announcement of the proposed Acquisition on the Company’s relationships with its customers, suppliers and other third parties, as well as its operating results and business generally; the risk that the proposed Acquisition will not be consummated in a timely manner; exceeding the expected costs of the proposed Acquisition; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve expected synergies or that it may take longer than expected to achieve those synergies.

Additional factors that could cause the Company’s actual outcomes or results to differ materially from those described in these forward-looking statements can be found in the “Risk Factors” sections of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be further updated from time to time in the Company’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements included in this Current Report and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

RHI’s audited consolidated financial statements as of and for each of the years ended December 31, 2024 and 2023 and the notes related thereto and the related reports of RSM, are incorporated by reference as Exhibit 99.6.

(b) Pro Forma Financial Information.

The Pro Forma Financial Information included in this Current Report, which includes the unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 2024 and the unaudited pro forma condensed combined balance sheet as of December 31, 2024, and the notes related thereto are incorporated by reference as Exhibit 99.5.

(d) Exhibits.

23.1	Consent of RSM, RHI’s independent auditors.

99.1	Press Release issued by the Company, dated March 26, 2025.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of RHI.

99.3	Risks Related to Rotech.

99.4	Overview of Rotech’s Business.

99.5	Unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Rotech, including the unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 2024 and the unaudited pro forma condensed combined balance sheet as of December 31, 2024, and the notes related thereto.

99.6	Historical audited consolidated financial statements and financial statement schedule of RHI as of and for each of the years ended December 31, 2024 and 2023, the notes related thereto and the related reports of RSM, RHI’s independent auditors.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2025

OWENS & MINOR, INC.

By:	/s/ Heath Galloway
Name:	Heath Galloway
Title:	Executive Vice President, General Counsel and Corporate Secretary